UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2017

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

10 Water Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 272-4235

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 5, 2017 STR Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders approved each of the four proposals detailed in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on October 25, 2017.

The proposals voted on by the stockholders at the Annual Meeting were as follows:

1.       The Company’s stockholders elected seven individuals to the Board of Directors to serve one-year terms or until their successors are duly qualified and elected or until their earlier death, resignation or removal, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert S. Yorgensen	11,979,143	220,227	5,514,815
Lenian (Charles) Zha	11,978,090	221,280	5,514,815
HuiYing (Julia) Ju	11,978,073	221,297	5,514,815
John A. Janitz	11,981,242	218,128	5,514,815
Andrew M. Leitch	11,981,242	216,128	5,514,815
Xin (Cindy) Lin	11,976,073	223,297	5,514,815
Ping (Daniel) Yu	11,981,756	217,614	5,514,815

2.       The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,821,631	342,973	34,766	5,514,815

3.       The Company’s stockholders approved, on a non-binding, advisory basis, a frequency of an advisory vote on the compensation of the Company’s named executive officers of every THREE YEARS.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,003,750	2,903	10,113,849	78,868	5,514,815

In light of these voting results and other factors considered by the Board of Directors, the Board of Directors has determined that the Company will include a stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every three years until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

4.       The Company’s stockholders ratified the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,014,571	469,464	230,150	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: December 6, 2017	By:	/s/ ROBERT S. YORGENSEN
Robert S. Yorgensen
President and Chief Executive Officer